UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

Healthpeak Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street, Suite 500

Denver, CO 80237

(Address of principal executive offices) (Zip Code)

(720) 428-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	DOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On February 14, 2025, Healthpeak OP, LLC, a Maryland limited liability company (“Healthpeak OP”) and subsidiary of Healthpeak Properties, Inc., a Maryland corporation (the “Company”), completed its underwritten offering (the “Offering”) of $500.0 million aggregate principal amount of its 5.375% senior notes due 2035 (the “Notes”). The estimated net proceeds from the Offering are expected to be approximately $493.2 million, after deducting the underwriting discount and estimated fees and expenses payable by Healthpeak OP. Healthpeak OP intends to use the net proceeds from the Offering to repay borrowings outstanding under its commercial paper program and for general corporate purposes, which may include repaying or repurchasing other indebtedness, working capital, acquisitions, development and redevelopment activities, and capital expenditures. Pending application of the net proceeds from the offering for the foregoing purposes, such proceeds may initially be invested in short-term securities.

The Notes are fully and unconditionally guaranteed (the “Guarantees”), on a joint and several basis, by each of the Company, DOC DR Holdco, LLC (“DOC Holdco”), and DOC DR, LLC (together with the Company and DOC Holdco, the “Guarantors”). The Notes and the Guarantees are governed by the terms of an indenture, dated February 14, 2025 (the “Base Indenture”), among Healthpeak OP, the Guarantors, and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by a first supplemental indenture, dated as of February 14, 2025 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and among Healthpeak OP, the Guarantors, and the Trustee. Copies of the Base Indenture and the First Supplemental Indenture are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

The Notes will mature on February 15, 2035, and Healthpeak OP will pay interest on the Notes semi-annually in arrears on February 15 and August 15, beginning on August 15, 2025. The Notes will be Healthpeak OP’s senior unsecured obligations and will be equal in right of payment with all of Healthpeak OP’s existing and future senior indebtedness. The Notes will be effectively junior to all of Healthpeak OP’s existing and future secured indebtedness to the extent of the collateral securing that indebtedness and will be structurally subordinated to all existing and future indebtedness and other liabilities of Healthpeak OP’s subsidiaries that do not guarantee the notes. Each Guarantee will be the respective Guarantor’s senior unsecured obligations and will be equal in right of payment with all of the respective Guarantor’s existing and future senior indebtedness and senior guarantees. Each Guarantee will be effectively junior to all of the respective Guarantor’s existing and future secured indebtedness and secured guarantees to the extent of the collateral securing that indebtedness and guarantees and will be structurally subordinated to all existing and future indebtedness and other liabilities of the respective Guarantor’s subsidiaries that do not guarantee the notes.

Prior to November 15, 2034 (the “Par Call Date”), Healthpeak OP may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (i) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the First Supplemental Indenture) plus 20 basis points less (b) interest accrued to, but excluding, the redemption date; and (ii) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest on the Notes being redeemed to, but excluding, the redemption date. On or after the Par Call Date, Healthpeak OP may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes being redeemed to, but excluding, the redemption date.

The Notes and the Guarantees have been registered under the Securities Act of 1933, as amended, pursuant to an effective Registration Statement on Form S-3 (Registration Nos. 333-276954, 333-276954-01, 333-276954-02 and 333-276954-03), filed with the Commission on February 8, 2024, as amended. The description of the Base Indenture, the First Supplemental Indenture, and the Notes herein are summaries and are qualified in their entirety by the terms of the Base Indenture, the First Supplemental Indenture, and the form of the Notes. Copies of the Base Indenture, the First Supplemental Indenture, and the form of the Notes are filed as exhibits hereto, and each is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits. The following exhibits are being filed herewith:

No.	Description
4.1	Base Indenture, dated February 14, 2025, by and among Healthpeak OP, LLC, the Guarantors, and U.S. Bank Trust Company, National Association, as trustee.
4.2	First Supplemental Indenture, dated February 14, 2025, by and among Healthpeak OP, LLC, the Guarantors, and U.S. Bank Trust Company, National Association, as trustee.
4.3	Form of 5.375% Senior Notes due 2035 (included in Exhibit 4.2).
5.1	Opinion of Ballard Spahr LLP.
5.2	Opinion of Latham & Watkins LLP.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
23.2	Consent of Latham & Watkins LLP (included in Exhibit 5.2).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHPEAK PROPERTIES, INC.
(Registrant)

Date: February 14, 2025	By:	/s/ Peter A. Scott
	Name:	Peter A. Scott
	Title:	Chief Financial Officer